Exhibit 99.2

Boldly Go Where Eyecare H a s Never Gone Before August 2023

Forward looking statements Except for historical information, all the statements, expectations and assumptions contained in this presentation are forwar d - looking statements. Forward - looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or con dit ions, including estimated market opportunities for our product candidates and platform technology. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to pr edi ct. Therefore, actual outcomes and results may, and in some cases are likely to, differ materially from what is expressed or forecasted in the forward - looking statements due to numerous factors discussed from time to time in documents which we file with the U.S. Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to, among other things: risks of our clinic al trials, including, but not limited to, the costs, design, initiation and enrollment, timing, progress and results of such trials; the ti ming of, and our ability to submit applications for, obtaining and maintaining regulatory approvals for our products and product candi dat es; the potential advantages of our product candidates and platform technology; the rate and degree of market acceptance and clinical utility of our product candidates; our estimates regarding the potential market opportunity for our product candidat es; reliance on third parties to develop and commercialize our product candidates; the ability of us and our partners to timely d eve lop, implement and maintain manufacturing, commercialization and marketing capabilities and strategies for our product candidates; intellectual property risks; changes in legal, regulatory, legislative and geopolitical environments in the markets in which we operate and the impact of these changes on our ability to obtain regulatory approval for our products; and our competitive position. Any forward - looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, Eyenovia does not undertake any obligation to update any forward - looking statements.

The Optejet® boldly brings eyecare into the 21st Century



Spray nozzle with 109 laser-drilled ports

Shutter

Activation button

Ergonomic design

Optejet® with replaceable drug cartridge



Proprietary, pre-filled drug cartridge manufactured by Eyenovia



On-board technology with Bluetooth and memory functions



eyenovia

1. German, E., Hurst, M. & Wood, D. Reliability of drop size from multi-dose eye drop bottles: is it cause for concern?. Eye 13, 93–100 (1999). https://doi.org/10.1038/eye.1999.17. | Ahmed, S., Amin, M.M. & Sayed, S. Ocular Drug Delivery: a Comprehensive Review. AAPS PharmSciTech 24, 66 (2023). https://doi.org/10.1208/s12249-023-02516-9

● Usability 1 ● No head - tilting ● Fixation light assist ● Push of a button ● Tolerability 2 ● Lower drug and preservative exposure ● Less ocular impact ● Less systemic exposure ● Connectivity 3 ● To mobile device for dose reminders and compliance support ● To the cloud for healthcare system patient outcomes analyses Is the Optejet ® the best option to address the limitations of topical ophthalmic drug delivery? 1. Optejet® is designed to deliver solution horizontally to the eye, a blue mirror light surrounds the ejector, and a button act uat es doses 2. Wirta DL, et al, Mydriasis with micro - array print touch - free tropicamide - phenylephrine... Ther Deliv. 2021 Mar;12(3):201 - 214. doi : 10.4155/tde - 2021 - 0011. Epub 2021 Mar 15.| Ianchulev T. et al, Therapeutic Delivery 2018 3. Data on file. Optejet® has Bluetooth and dose time - stamp tracking capability

Where the Optejet ® can make a bold difference Market Opportunity 1 Usability Tolerability Connectivity Pediatric Myopia $4.5B Dry Eye $3.6B Glaucoma $3.0B Presbyopia $0.9B Mydriasis $0.3B Total $12.3B 1. Estimates from various sources

MydCombi™:
Mydriasis as it has never been done before

+ Only fixed combination of the most used dilating medications in the US
+ Only ophthalmic spray approved for mydriasis
= Together, designed to streamline the pupil dilation process

- Efficacy[1]
  - 61% of patients fully dilated in 20min; nearly all at 35min
- Usability[1]
  - 83% of doses were successfully administered on the first attempt
- Tolerability[1]
  - 97% of patients studied reported no adverse event
- Cost[2]
  - Priced comparably with current eye drop options

MydCombi™
(tropicamide and phenylephrine HCl ophthalmic spray) 1%/2.5%



eyenovia

1. Wirta DL, et al, Mydriasis with micro-array print touch-free tropicamide-phenylephrine... Ther Deliv. 2021 Mar;12(3):201-214. doi: 10.4155/tde-2021-0011. Epub 2021 Mar 15.| Ianchulev T. et al, Therapeutic Delivery 2018
2. Assumes $120/cartridge of MydCombi™. Current options: 15ml of Phenylephrine $138, 15ml of Tropicamide $9.95, 15ml of Anesthetic $30 (~$180)

Clobetasol 1 : A potent steroid with a future in the Optejet ® ● Eyenovia licensed the US rights to this unique post - surgical eye drop ● PDUFA date of March 2024 ● Provides significant short and mid - term revenue opportunity ($1.3B market size) ● Synergistic commercialization with MydCombi ʏ ● Potential future Optejet - based product for Dry Eye API Clobetasol Propionate Target Use Ophthalmic nanosuspension for inflammation and pain after ocular surgery Dosing Twice a day for two weeks Efficacy Sustained inflammation - free and pain - free Safety Observed safety profile comparable to that of placebo; Well - tolerated and comfortable IOP Increase Minimal 1. Data supplied by Formosa Pharmaceuticals

O p tejet ® technology will be targeted for Dry Eye ● Clobetasol may provide a unique profile that has the promise of quick relief and the ability to use alongside other drugs ● Optejet would provide a lower dose and added safety margin ● When developed with clobetasol, or another molecule, the Optejet may increase the odds of a successful Phase 3 program ● Many dry eye products fail vs placebo due to the lubricating action of a large volume eye drop ● Optejet, due to its low - volume spray, may minimize the performance of the placebo ● A dry eye NDA program could be completed in less than 4 years

Apersure ʏ : Your invisible second pair of glasses ● Target population is 40 - 55 year olds who have never needed vision correction prior to the onset of presbyopia in the top half of income ● Apersure provides functional vision for approximately 4 hours post - dose with very few side effects ● Optometrists can offer this Optejet based product alongside glasses as an additional benefit for their patients ● Easy and neat application ● Discreet on - demand dosing ● In a market research survey consisting of 100 Optometrists across the US, Apersure was predicted to have the largest market share of approved and potential products 30% 25% 18% 15% 12% Market Share of Products Predicted by Optometrists Apersure - Eyenovia Vuity - Abbvie CSF-1 - Orasis Acelcedine - Lenz Therapeutics Nyxol and Pilocarpine - Ocuphire 1. VISION - 1 & 2 Studies, data on file. 2. Survey conducted in May 2022 by J. Reckner and Associates, data on file. 3. Survey conducted in May 2023 by J. Reckner and Associates , data on file.

● A full line of products, all in the Optejet ● PGAs, Beta Blockers, CAIs, Rock Inhibitors, etc. ● All may benefit from Optejet delivery ● Addressing significant issues in the treatment of glaucoma 1 ● Compliance ● Tolerability and side effects ● Ease of use ● Equipping HCPs with compliance data allows for more informed treatment decisions ● Patients will be reminded to take doses ● HCPs will have real - time information to make informed decisions ● Payers could benefit from population - based efficacy analyses Optejet ® technology will be targeted for Glaucoma 1. Stone JL, Robin AL, Novack GD, Covert DW, Cagle GD. An objective evaluation of eyedrop instillation in patients with glaucoma . A rch Ophthalmol . 2009 Jun;127(6):732 - 6. doi : 10.1001/archophthalmol.2009.96. | Haga C, Waller T, Ahuja AS, Farford B, Dawson N, Yin M. There's Danger in the Drops: Systemic Effects of Ophthalmic Drops Used to Treat Glaucoma. Cureus . 2022 Jan 4;14(1):e20945. doi : 10.7759/cureus.20945

Changing how glaucoma is managed with the Optejet ® ● The Optejet records each dose administered and can send information to a companion app ● Companion app could: ● Track compliance rates ● Send patient dosing reminders ● Share information with HCPs via the cloud ● Be used by healthcare systems and payers to measure patient outcomes

By 2030, O p tejet ® technology is expected to underpin major launches in the US and China ● Pediatric Myopia affects 41% of US children and 52% of Chinese children ● The highest - risk children are put on atropine drops to slow the progression ● Children take these drops for years ● Compliance issues lead to severe vision problems ● B+L has the licensing rights to our atropine formulation in the US and Canada ● Arctic Vision has the licensing rights to our atropine formulation in China and South Korea ● Adherence and treatment compliance can be addressed directly with the Optejet® ● Milestone and royalty payments expected to begin in 2028 from our partners 1. Theophanous C, Modjtahedi BS, Batech M, Marlin DS, Luong TQ, Fong DS. Myopia prevalence and risk factors in children. Clin Ophthalmol . 2018 Aug 29;12:1581 - 1587. doi : 10.2147/OPTH.S164641. | Yin Y, Qiu C, Qi Y. Myopia in Chinese Adolescents: Its Influencing Factors and Correlation with Physical Activities. Comput Math Methods Med. 2022 Aug 24;2022:4700325. doi : 10.1155/2022/4700325.

A string of catalysts anticipated over the next six years 2024 2025 2026 2027 2028 2029 Partners launch myopia products MydCombi FDA Approval May 2023 Apersure FDA Approval Optejet enters market for glaucoma (multiple products) Optejet enters market for dry eye Clobetasol FDA Approval 2023 $250M Market Opportunity $1.3B Market Opportunity $900M Market Opportunity $3.0B Market Opportunity $3.6B Market Opportunity $4.5B Market Opportunity

Eyenovia. Boldly moving eyecare into the future. ● The first FDA - approved metered spray ophthalmic product ● Now commercializing MydCombi ● Second product (clobetasol) with PDUFA date in March, 2024 and potential for a dry eye indication ● Apersure (presbyopia) potential approval 4Q 2025 ● Inbound interest from multiple potential partners

Thank you NASDAQ: EYEN